UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014 (August 26, 2014)

U.S. PHYSICAL THERAPY, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment to the Company’s Current Report on Form 8-K is being filed solely to comply with Instruction 2 to 5.02 of Form 8-K reflecting Mr. Kuntz’s appointment to a committee of the Company’s Board of Directors subsequent to his appointment to the Company’s Board. There are no other changes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2014, the Company announced that Edward L. Kuntz has been appointed to the Company’s Board of Directors on August 26, 2014, expanding the number of Board members from 10 to 11. Mr. Kuntz’s initial term expires at the Company’s 2015 Annual Meeting of Stockholders.

A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Kuntz is the former Chairman and Chief Executive Officer of Kindred Healthcare (NYSE: KND), the largest diversified provider of post-acute care services in the United States. From 1999 through May 2014, he served as Chairman of the Board of Directors of Kindred and as Chief Executive Officer from 1999 to 2004. He also serves as a director and member of the Audit and Board Operating Committees of Rotech Healthcare, Inc., and as a director and Chairman of the Audit Committee of American Electric Technologies, Inc. (NADSAQ-CM: AETI). Mr. Kuntz is also an operating partner in Sentinel Capital Partners, a private equity firm.

He was not elected pursuant to any arrangement or understanding between himself and any other person. Mr. Kuntz has not had a direct or indirect material interest in any transaction to which the Company is a party. Upon his appointment, Mr. Kuntz was granted 3,000 shares of restricted common stock of the Company. The restrictions on the restricted common stock will lapse as follows: 750 on October 1, 2014; 750 on January 1, 2015; 750 on April 1, 2015 and 750 on July 1, 2015.

On December 9, 2014, the Company established its Compliance Committee as a freestanding committee of the Board of Directors, and appointed Mr. Kuntz to serve as the Chairman of the Compliance Committee. Previously, the Company’s Compliance Committee was a subcommittee of the Company’s Audit Committee. The charters of the Compliance Committee and Audit Committee have been amended accordingly and are available on the Company’s website (www.usph.com).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant’s press release dated August 27, 2014 (filed as exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 27, 2014 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: December 11, 2014	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial
and accounting officer)